Exhibit 99.3

REGISTRATION RIGHTS AGREEMENT

between

Ubiquity, Inc.
a Nevada corporation

and

THE HOLDERS NAMED HEREIN

dated as of Effective Date
(as defined in this Agreement)

For a Proposed Firm Commitment Underwritten Offering of at least $40,000,000

To Permit Ubiquity, Inc. to “Up-List” to the NASDAQ Stock Market

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This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the Effective Date (as hereinafter defined), by and among Ubiquity, Inc., a Nevada corporation (the “Company”), AND each of the holders of shares of Common Stock that are Restricted Securities and each such Holder’s permitted successors and assigns that acquires such shares of the Common Stock and becomes a party to this Agreement in accordance with its terms, each, a “Holder” and, collectively, the “Holders”) that execute and deliver this Agreement or a joinder to this Agreement, in either case, on or prior to October 31, 2014 (the “Required Holder Date”).

Capitalized terms that are used in this Agreement are defined in ARTICLE X.

RECITALS

WHEREAS, the Company is public company whose shares of Common Stock are traded on the OTC Bulletin Board (OTCBB) under the symbol “UBIQ”;

WHEREAS, each Holder is a holder of shares of Common Stock that are Restricted Securities and would be able to begin trading their shares of Common Stock in broker transactions on the OTCBB under Rule 144 from and after September 29, 2014;

WHEREAS, the Company intends to qualify its shares of Common Stock for listing on the NASDAQ Stock Market (“NASDAQ”) and, in order to so qualify, the Company is required to meet the eligibility rules established by NASDAQ;

WHEREAS, the Company is a “Reverse Merger Company” (as such term is defined by NASDAQ Rule 5110(c)(1)) and is required to satisfy the requirements set forth in NASDAQ Rule 5110(c) (a copy of which is provided in Exhibit A, attached hereto) to list the Common Stock on NASDAQ;

WHEREAS, Company intends to offer (the “Proposed Offering”) its shares of Common Stock in a firm commitment underwritten public offering where: (1) the gross proceeds to the Company will be at least $40 million; and (2) the underwriter in the Proposed Offering is an investment bank with national recognition as a leading investment bank (an “Underwriter”);

WHEREAS, the Company expects that the share price of the Common Stock would be adversely and materially affected if holders of a substantial number of the Company Restricted Securities sell shares in the over the counter bulletin board market in broker transactions, primarily because the bulletin board market does not have sufficient liquidity and the selling pressure in such transactions would likely create a so-called vicious cycle of lowering the price that increases stockholders to sell shares;

WHEREAS, any such material adverse effect on the price of the Company’s Common Stock would make it more difficult for the Company to: (1) satisfy the minimum closing price per share under NASDAQ Rule 5110(c) that is required to qualify its shares of Common Stock for listing on NASDAQ; and (2) successfully complete the Proposed Offering at a price per share that is acceptable to the Company;

WHEREAS, the Company desires to avoid any such material adverse effect on the price of the Company’s Common Stock for the benefit of the stockholders and the benefit of the Company;

NOW THEREFORE, the Company and each of the Holders agree as provided in this Agreement:

ARTICLE I
REGISTRATIONS BY THE COMPANY

1.1           Right to Participate.

(a)          Whenever the Company proposes to register any of its equity securities under the Securities Act (whether for the Company’s own account (other than on Form S-4 or S-8 or any successor forms) or for the account of any other Person) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt, written notice to all Holders of its intention to effect such a registration, and such notice shall offer each Holder the opportunity to register on the same terms and conditions such number of such Holder’s Registrable Securities as such Holder may request. The Company shall include in such registration all Registrable Securities with respect to which the Company has received a notice from a Holder to the Company (each, an “Opt-In Notice”) for inclusion therein that is delivered to the Company on or prior to ten (10) Business Days after such Holders receipt of the Company’s notice, subject to the provisions of Section 1.3 and Section 1.4. Such requests for inclusion shall specify the number of Registrable Securities intended to be disposed of and the intended method of distribution thereof.

(b)          Any Holder may withdraw all or any of its Registrable Securities from the registration for any reason or no reason during the period (“Holder Withdrawal Period”) that: (i) commences on the date that the Company provides notice to such Holder that that the Company will use a preliminary prospectus (which is often referred to as the “red herring”) for the Proposed Offering to market the Proposed Offering and the Company commences such marketing activities; and (ii) expires on the date that is five (5) Business Days after thereafter. The parties acknowledge that the Holder Withdrawal Period shall provide a Holder an opportunity to be informed of the expected per share selling price and expected net proceeds per share to the Holder that sells Registrable Securities in the Proposed Offering to determine if such range is acceptable. If the range is not acceptable, the Holder may withdraw its shares of Common Stock that it elected to include in the offering in accordance with its written requests for inclusion provided in accordance with Section 1.1(a).

1.2           Piggyback Expenses. The Registration Expenses of the Requesting Holders of Registrable Securities that do not withdraw from the offering shall be paid by the Company in all Piggyback Registrations.

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1.3           Priority on Primary Registrations. If a Piggyback Registration is an underwritten, primary registration on behalf of the Company, and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such registration are such that the success of the offering would be materially and adversely affected, the Company shall include any securities to be sold in such Piggyback Registration in the following order: (a) first, the securities which the Company proposes to sell up to the amount that provide the Company with gross proceeds of $40,000,000, (b) second, the Registrable Securities requested to be included in such registration by the Holders, in accordance with Section 1.1, provided, that if the managing underwriters determine in good faith that a lower number of Registrable Securities should be included, then the Company shall be required to include in such registration only that lower number of Registrable Securities, and such Holders shall participate in such registration on a pro rata basis in accordance with the number of Registrable Securities requested to be included in such registration by each such Holder, (c) third, the securities which the Company proposes to sell that were not included in the offering, and (d) fourth, any other securities proposed to be included in such registration.

1.4           Priority on Secondary Registrations. If a Piggyback Registration is an underwritten, secondary registration on behalf of Holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their good faith opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Holders on whose behalf the registration is being made, the Company shall include any securities to be sold in such registration in the following order: (a) first, the securities which such Holders propose to sell, (b) second, the Registrable Securities requested to be included in such registration by the Holders in accordance with Section 1.1, provided, that if the managing underwriters determine in good faith that a lower number of Registrable Securities should be included, then the Company shall be required to include in such registration only that lower number of Registrable Securities, and such Holders shall participate in such registration on a pro rata basis in accordance with the number of Registrable Securities requested to be included in such registration by each such Holder, and (c) third, any other securities proposed to be included in such registration.

ARTICLE II
CERTAIN REGISTRATIONS

2.1           Firm Commitment Underwritten Offering. The Company shall promptly use its commercially reasonable efforts to engage an Underwriter and file a registration statement with the Commission on Form S-1 to register shares of its Common Stock in the Proposed Offering (such Form S-1 being referred to in this Agreement as the “Proposed Offering S-1”). The Company has had substantive discussions with at least two investment banks that would qualify as an Underwriter and believes that it will be able to file the Proposed Offering S-1 and consummate the Proposed Offering on or prior to the date specified in Section 3.1.

2.2           Priority for the Holders. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Article I of this Agreement, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible, exchangeable or exercisable for or into its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor form), whether on its own behalf or at the request of any Holder or Holders of such securities, until the earlier of (a) the date on which the Registrable Securities included therein have been sold or (b) six months from such effective date.

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ARTICLE III
HOLDBACK AGREEMENTS

3.1       Holdback As A Condition To Participate In the Proposed Offering.

(a)          Each Holder that is a party to this Agreement agrees that it will not sell, transfer, pledge, hypothecate or otherwise convey any of its shares of Common Stock for the period that commences on the date that such Holder became a party to this Agreement (by executing and delivering a counterpart of this Agreement or a joinder to this Agreement) until the date (the “Holdback Expiration Date”) that is the effective date of the registration statement for the Proposed Offering or, if earlier, any of the following dates:

(i)          The Required Holder Date, if Holders that hold at least 50% of the Registrable Securities (“Required Holders”) have not executed and delivered to the Company a counterpart to this Agreement and have become a party to this Agreement;

(ii)         November 26, 2014, if, on or prior to such date: (A) the Company does not select an Underwriter that is nationally recognized as a national or global investment bank that has relevant and significant experience as a lead or managing underwriter of public offerings that are registered under the Securities Act; and (B) the Company provides a Progress Notice that the condition provided in this clause has been satisfied;

(iii)        January 26, 2015, if, on or prior to such date: (A) the Company has not engaged the Underwriter and the Underwriter has completed its initial due diligence of the Company with respect to the Proposed Offering; and (B) the Company provides a Progress Notice that the condition provided in this clause has been satisfied;

(iv)        February 6, 2015, if, on or prior to such date: (A) the Company has not filed the Proposed Offering S-1; and (B) the Company provides a Progress Notice that the condition provided in this clause has been satisfied; and

(v)         March 31, 2015, if, on or prior to such date: (A) the Company has not consummated the Proposed Offering.

(b)          Notwithstanding the provisions of Section 3.1, a Holder may sell, transfer, pledge, hypothecate or otherwise convey any of its shares of Common Stock in a transaction that: (i) is exempt from the registration requirements of the Securities Act because such transaction does not involve a public offering within the meaning of the Securities Act; and (ii) is not effected in reliance on Rule 144.

(c)          Accordingly, each Holder acknowledges and understands that by becoming a party to this Agreement and being permitted to participate in the Proposed Offering that such Holder will hold its Restricted Securities until the effective date of the Proposed Offering or the date, if earlier, the Holdback Expiration Date specified in Section 3.1 if the specified condition is not satisfied by such date.

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(d)          The Company will provide notices to each of the Holders (which, in accordance with the provisions of Section 11.6(c) may be delivered by posting such information on the Company’s website or through social media posts) if the conditions set forth in Section 3.1(a) on or prior to each applicable date specified in Section 3.1(a) (each such notice being a “Progress Notice”).

3.2           Holdback As Requested by the Underwriter. In the case of any underwritten offering of Registrable Securities, each Holder of Registrable Securities party hereto agrees, if and to the extent requested in good faith, in writing, by the managing underwriter or underwriters administering such offering as promptly as practicable (but in any event prior to the commencement of the 7-day period referred to below), not to effect any public sale or distribution of any shares of Common Stock, or any securities convertible, exchangeable or exercisable for or into shares of Common Stock, during the seven (7) days prior to, and the ninety (90) day period beginning on, the effective date of any firm commitment underwritten offering that is registered under the Securities Act or any underwritten Piggyback Registration, in which case such Holder had an opportunity to participate without cutback under ARTICLE I; provided, that:

(a)          the officers and directors of the Company enter into agreements that are no less restrictive;

(b)          the restriction under this Section 3.2 shall not prevent any sale by a Holder as a selling stockholder in connection with the Proposed Offering;

(c)          the restrictions under this Section 3.2 shall not prevent any private placement sales to purchasers who agree to similar restrictions;

(d)          this Section 3.2 shall be applicable only during the period commencing on the date that the Company files the Proposed Offering S-1 and expires on the date that is six (6) months after such date; and

(e)          this Section 3.2 shall expire and no longer be applicable if any of the conditions that cause the Holdback Expiration Date to be earlier than the effective date of the registration statement for the Proposed Offering under Section 3.1(a) has occurred.

3.3           Additional Holdback for Affiliates. Each Affiliate of the Company shall be required to not sell, transfer, pledge, hypothecate or otherwise convey any of its shares of Common Stock, or any securities convertible, exchangeable or exercisable for or into shares of Common Stock, during the period of time that commences on the date of this Agreement and expires on the date that: (x) is reasonably requested by the Underwriter in the Proposed Offering and (y) is accepted by Holders that are Affiliates and hold at least 20% of the shares of Common Stock that are held by all Affiliates of the Company on the date of this Agreement (the “Required Affiliated Holders”); provided, that:

(a)          the restrictions under this Section 3.3 shall not prevent any private sales to members of such Affiliates family or in connection with bona fide estate planning transfers or in accordance with decedent or estate laws; and

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(b)          this Section 3.3 shall expire and no longer be applicable if any of the conditions that cause the Holdback Expiration Date to be earlier than the effective date of the registration statement for the Proposed Offering under Section 3.1(a) has occurred.

ARTICLE IV
REGISTRATION PROCEDURES

4.1           Registration Procedures. Whenever the Required Holders have requested that any Registrable Securities be registered in accordance with ARTICLE I, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall as expeditiously as possible (or, in the case of clause (p) below, shall not):

(a)          promptly prepare and file with the Commission a registration statement with respect to such Registrable Securities (such registration statement to include in each case all information which the Holders of the Registrable Securities to be registered thereby shall reasonably request) and use its commercially reasonable efforts to cause such registration statement to become effective, provided that as promptly as practicable before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall

(i)          only include information about each Requesting Holder that it has on file in its books and records and has a good faith belief is true and correct in all material respects; and

(ii)         remove from the registration statement any Requesting Holder that provides a notice to the Company during the Holder Withdrawal Period that such Requesting Holder no longer wants to participate in the Proposed Offering;

(iii)        promptly (A) upon request by any such any request by the Commission to amend such registration statement or amend or supplement any prospectus or (B) any stop order issued or threatened by the Commission and (iii) take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(b)          with respect to such registration statement:

(i)          prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective at all times during the period commencing on the effective date of such registration statement and ending on the earlier of (A) the first date as of which all Registrable Securities covered by such registration statement are sold in accordance with the intended plan of distribution set forth in such registration statement, or (B) one hundred eighty (180) days following the effective date of such registration statement (except that such period shall be extended (x) by the length of any period that a stop order or similar proceeding is in effect which prohibits the distribution of the Registrable Securities, and (y) by the number of days during the period from and including the date on which each seller of Registrable Securities shall have received a notice delivered pursuant to clause (f) below until the date when such seller shall have received a copy of the supplemented or amended prospectus contemplated by clause (f) below); and

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(ii)         comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)          furnish, without charge, to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and, in each case, including all exhibits thereto and documents incorporated by reference therein) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)          use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect and to do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of any such Registrable Securities owned by such seller; provided, however, that the Company shall not be required to:

(i)          qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d); or

(ii)         subject itself to taxation in any such jurisdiction; or

(iii)        consent to general service of process in any such jurisdiction;

(e)          furnish to each seller of the Registrable Securities covered by such registration statement a signed copy, addressed to such seller (and the underwriters, if any), of an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer’s counsel delivered to the underwriters in underwritten public offerings;

(f)          notify each seller of Registrable Securities covered by such registration statement, at a time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, of the occurrence of any event known to the Company as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and, at the request of any seller of Registrable Securities covered by such registration statement, the Company shall prepare and furnish such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

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(g)          with respect to the Proposed Offering, cause the Registrable Securities covered by such registration statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or, if such securities are not then listed on a national securities exchange (such as NASDAQ), cause them to be so listed or qualified, provided that the Company then meets or is reasonably capable of meeting the eligibility requirements for such exchange or system and such exchange or system is reasonably satisfactory to the managing underwriters, and to enter into such customary agreements as may be required in furtherance thereof, including listing applications and indemnification agreements in customary form;

(h)          continue to provide a transfer agent, registrar and CUSIP number for the Registrable Securities covered by such registration statement;

(i)          with respect to the Proposed Offering, enter into such customary arrangements and take all such other actions (including participating in “road shows”) as underwriters in the Proposed Offering reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(j)          make available for inspection by any seller of Registrable Securities covered by such registration statement, any underwriter participating in any disposition of securities pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, that the obligations of the Company to provide such information to any seller may be limited to the extent reasonably requested by such seller and may be conditioned on such seller agreeing to the terms and provisions of a confidentiality agreement acceptable to the Company and no provision of this Agreement shall subject the Company to the risk of violating applicable law, including without limitation, Regulation FD promulgated by the Commission;

(k)          subject to other provisions hereof, use all reasonable commercially reasonable efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

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(l)          use reasonable commercially reasonable efforts to obtain a “comfort” letter, dated the effective date of such registration statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, addressed to the Company, to each seller of the Registrable Securities covered by such registration statement, and to the underwriters, if any, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as any such seller or the underwriters, if any, may reasonably request;

(m)          otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, in each case as soon as practicable, an earnings statement covering a period of at least twelve (12) months, beginning with the first month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(n)          permit any Holder of Registrable Securities covered by such registration statement which is a controlling person of the Company (within the meaning of the Securities Act or the Exchange Act) to participate in the preparation of such registration statement and to include therein material, furnished to the Company in writing, which in the reasonable judgment of such Holder should be included and which is reasonably acceptable to the Company;

(o)          promptly notify the Holders of the Registrable Securities covered by such registration statement of the issuance of any stop order by the Commission or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws, and use all reasonable efforts to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus included therein;

(p)          at any time file or make any amendment to such registration statement, or any amendment of or supplement to the prospectus included therein (including amendments of the documents incorporated by reference into the prospectus):

(i)          of which each seller of Registrable Securities covered by such registration statement or the managing underwriters, if any, shall not have previously been advised and furnished a copy; or

(ii)         to which the sellers of a majority (by number of shares) of the Registrable Securities covered by such registration statement, the managing underwriters (if any) or counsel for such sellers or any such managing underwriters shall reasonably object;

(q)          make such representations and warranties (subject to appropriate disclosure schedule exceptions) to the sellers of the Registrable Securities covered by such registration statement and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters and selling Holders, as the case may be, in underwritten public offerings of substantially the same type;

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(r)          during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Section 12(a), 13(c), 14 or 15(d) of the Exchange Act; and

(s)          if such registration statement refers to any seller of Registrable Securities covered thereby by name or otherwise as the Holder of any securities of the Company, then (whether or not such seller is or might be deemed to be a controlling person of the Company) (i) at the request of such seller, insert therein language, in form and substance reasonably satisfactory to such seller, the Company and the managing underwriters, if any, to the effect that the holding by such seller of such securities is not to be construed as a recommendation by such seller of the investment quality of the Registrable Securities or the Company’s other securities covered thereby and that such holding does not imply that such seller will assist in meeting any future financial requirements of the Company, and (ii) in the event that such reference to such seller by name or otherwise is not required by the Securities Act, any similar federal or state statute, or any rule or regulation of any regulatory body having jurisdiction over the offering, at the request of such seller, delete the reference to such seller.

4.2           Withdrawal by a Holder. A Holder that is a Requesting Holder may withdraw from the Proposed Offering by delivering to the Company a notice to the effect that it so withdraws it shares of Registrable Securities from the Proposed Offering during the Holder Withdrawal Period. Any such withdrawal may be in whole or in part as specified in such notice. If the notice does not specify that such withdrawal is in part, then the Company shall effect such withdrawal for all of the Registrable Securities of such Holder. Any such notice by a Holder shall be irrevocable.

4.3           Continued Right to Sell Under Rule 144. No provision of this Agreement, other than Section 3.2 and Section 3.3, shall prohibit or prevent a Holder from selling its shares of Common Stock under Rule 144 from and after the Holdback Expiration Date. Accordingly, each Holder that is not an Affiliate of the Company and that in accordance with Section 4.2 withdraws from participation in the registered offering of Common Stock will be permitted to sell its shares of Restricted Securities (its shares of Common Stock) in accordance with Rule 144, subject to any holdback that is in good faith required by the Underwriter for the success of an underwritten offering in accordance with Section 3.2.

ARTICLE V
REGISTRATION EXPENSES

5.1           Fees Generally. All expenses incident to the Company’s performance of or compliance with this Agreement, including internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, the expenses and fees for listing securities on one or more securities exchanges, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting fees, discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) shall be borne by the Company, except that each Holder shall pay any underwriting fees, discounts or commissions attributable to the sale of its Registrable Securities.

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ARTICLE VI
UNDERWRITTEN PROPOSED OFFERING

6.1           Underwritten Proposed Offerings.

(a)          The Company shall enter into an underwriting agreement with the Underwriter for such offering, provided that such agreement (i) shall be reasonably satisfactory in substance and form to the Company and the Underwriter; and (ii) contain such representations and warranties by the Company and such other terms as are generally included in agreements of this type, including indemnities customarily included in such agreements.

(b)          The Holders of the Registrable Securities to be distributed by such Underwriter in the Proposed Offering shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of the Underwriter under such underwriting agreement also be conditions precedent to the obligations of such Holders of Registrable Securities.

(c)          The Company shall cooperate with any such Holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the Underwriter to be made by such Holder only to representations, warranties or agreements regarding such Holder, such Holder’s Registrable Securities, such Holder’s intended method of distribution and any other representation required by applicable law.

6.2           Other Underwritten Offerings. If the Company at any time proposes to register any of its equity securities under the Securities Act as contemplated by ARTICLE I and such equity securities are to be distributed by or through one or more underwriters, the Company, if requested by any Holder as provided in Article II, shall arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder, subject to the limitations set forth in ARTICLE I, among the securities to be distributed by such underwriters. The Holders of the Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters, and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to the obligations of such Holders of Registrable Securities. The Company shall cooperate with any such Holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by such Holder only to representations, warranties or agreements regarding such Holder, such Holder’s Registrable Securities, such Holder’s intended method of distribution and any other representation required by applicable law.

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ARTICLE VII
INDEMNIFICATION

7.1           Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each of the Holders of any Registrable Securities covered by a registration statement that has been filed with the Commission pursuant to this Agreement, each other Person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, and each of their respective directors, partners (general and limited), stockholders, members, managers, officers, employees and agents, as follows:

(a)          against any and all loss, liability, claim, damage, cost or expense (other than amounts paid in settlement) incurred by such Person arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus included therein (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b)          against any and all loss, liability, claim, damage, cost and expense incurred by such Person to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, in each case whether commenced or threatened, or of any claim whatsoever, that arises out of or is based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld or delayed); and

(c)          against any and all expense incurred by such Person in connection with investigating, preparing or defending against any litigation or any investigation or proceeding by any governmental agency or body, in each case whether commenced or threatened in writing, or against any claim whatsoever, that arises out of or is based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (a) or (b) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage, cost or expense to the extent arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in the preparation of any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus included therein (or any amendment or supplement thereto); and provided further, however, that the Company will not be liable to any Holder of Registrable Securities (or any other indemnified Person) under the indemnity agreement in this Section 7.1, with respect to any preliminary prospectus to the extent that any such loss, liability, claim, damage, cost or expense of such Holder (or other indemnified Person) results from the fact that such Holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus, if the Company has previously and timely furnished copies thereof to such Holder, and if such final prospectus would have corrected such untrue statement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any other Person eligible for indemnification under this Section 7.1, and shall survive the transfer of such securities by such seller.

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7.2           Indemnification by a Selling Stockholder. In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7.1), to the extent permitted by law, the Company and its directors, officers and controlling Persons, and their respective directors, officers and general partners, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus included therein, or any amendment or supplement thereto, or to any such prospectus, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information that relates only to such Holder or the plan of distribution that is expressly furnished to the Company by or on behalf of such Holder for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, or such Holder, as the case may be, or any of their respective directors, officers, or controlling Persons and shall survive the transfer of Registrable Securities by such Holder. With respect to each claim pursuant to this Section 7.2, each Holder’s maximum liability under this Section 7.2 shall be limited to an amount equal to the net proceeds actually received by such Holder (after deducting any underwriting fees, discount and expenses) from the sale of Registrable Securities being sold pursuant to such registration statement or prospectus by such Holder.

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7.3           Indemnification Procedure. Within ten (10) days after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 7.1 or Section 7.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 7.1 or Section 7.2 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action or proceeding is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal fees and expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment an actual or potential conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) in the case of a claim referred to in Section 7.1, more than one counsel (in addition to any local counsel) for all indemnified parties selected by the Holders of a majority (by number of shares) of the Registrable Securities held by such indemnified parties or (ii) in the case of a claim referred to in Section 7.2, more than one counsel (in addition to any local counsel) for the Company, in each case in connection with any one action or separate but similar or related actions or proceedings. An indemnifying party who is not entitled to (pursuant to the immediately preceding sentence), or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party an actual or potential conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as may be reasonable in light of such conflict. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit, investigation or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit, investigation or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit, investigation or proceeding and such settlement, compromise or consent involves only the payment of money and such money is actually paid by the indemnifying party. Whether or not the defense of any claim or action is assumed by the indemnifying party, such indemnifying party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any indemnified party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

7.4           Underwriting Agreement. The Company, and each Holder of Registrable Securities requesting registration of all or any part of such Holder’s Registrable Securities pursuant to ARTICLE I, shall provide for the foregoing indemnity (with appropriate modifications as may be reasonably requested by the managing underwriter) in any underwriting agreement entered into in connection with a Piggyback Registration with respect to any required registration or other qualification of Registrable Securities under any federal or state law or regulation of any governmental authority.

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7.5           Contribution. If the indemnification provided for in Section 7.1 or Section 7.2 is unavailable to hold harmless an indemnified party under such Section, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in Section 7.1 or Section 7.2, as the case may be, in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including the relative benefits received by each party from the offering of the securities covered by the relevant registration statement, the parties’ relative knowledge and access to information concerning the matter with respect to which the relevant claim was asserted and the parties’ relative opportunities to correct and prevent any relevant statement or omission. Without limiting the generality of the foregoing, the parties’ relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to relevant information and opportunity to correct or prevent any such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7.5 were to be determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first and second sentences of this this Section 7.5. The amount paid by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the first sentence of this Section 7.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending the relevant action or proceeding and shall be limited as provided in Section 7.3 if the indemnifying party has assumed the defense of the relevant action or proceeding in accordance with the provisions of this Section 7.3. Promptly after receipt by an indemnified party under this Section 7.5 of notice of the commencement of any action or proceeding against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 7.5, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 7.3 has not been given with respect to such action or proceeding; provided, however, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this Section 7.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and each Holder of Registrable Securities agrees with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters’ portion of the contribution paid to such Holders pursuant to this Section 7.5 shall not exceed the total underwriting fees, discounts and commissions in connection with the relevant offering and (ii) that the total amount of any such Holder’s contributions under this Section 7.5 shall not exceed an amount equal to the net proceeds actually received by such Holder from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7.6           Periodic Payments. The indemnification required by this Article VIII shall be made by periodic payments of the amount thereof during the course of the relevant investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

ARTICLE VIII
RULE 144 REPORTING

8.1           Rule 144. The Company hereby agrees as follows: the Company shall use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration by the Company under the Securities Act of an offering of its securities to the general public; the Company shall use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act; and the Company shall furnish to each Holder of Registrable Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement by the Company for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents so filed as a Holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a Holder of Registrable Securities to sell any such securities without registration.

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ARTICLE IX
PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

9.1           Participation in Underwritten Registrations. No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, escrow agreements and other documents reasonably required under the terms of such underwriting arrangements and consistent with the provisions of this Agreement.

ARTICLE X
DEFINITIONS

10.1         Definitions. The following defined terms, when used in this Agreement, shall have the respective meanings set forth below (such definitions to be equally applicable to both singular and plural forms of the terms defined):

(a)          “Affiliate” of a Person means any Person that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, such other Person. For purposes of this definition, the term “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(b)          “Agreement” means this Registration Right Agreement and all exhibits hereto, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms hereof.

(c)          “Business Day” means a day other than Saturday, Sunday or any other day on which banks located in the State of New York are authorized or obligated to close.

(d)          “Commission” means the United States Securities and Exchange Commission.

(e)          “Common Stock” means the shares of common stock of the Company, par value $0.001 per share.

(f)           “Company” has the meaning ascribed to it in the preamble.

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(g)          “Effective Date” shall mean the date that the Required Holders execute and deliver a counterpart to this Agreement to the Company.

(h)          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission issued thereunder.

(i)          “Holders” has the meaning ascribed to it in the preamble.

(j)          “Person” means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

(k)          “Piggyback Registration” has the meaning ascribed to it in Section 1.1.

(l)           “Registration Expenses” has the meaning ascribed to it in Section 5.1.

(m)          “Registrable Securities” means (i) the shares of Common Stock held by the Holders, and (ii) any securities issued or issuable with respect to such Common Stock in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) after the effective date of the registration statement with respect to the Proposed Offering or, if earlier, the Holdback Expiration Date specified in Section 3.1(a).

(n)          “Requesting Holders” means, a Holder that timely delivers an Opt-In Notice in accordance with Section 1.1(a).

(o)          “Required Holder Date” shall have the meaning ascribed to such term in the preamble.

(p)          “Required Holders” shall have the meaning ascribed to such term in Section 3.1(a).

(q)          “Restricted Securities” shall have the meaning ascribed to such term in Rule 144.

(r)          “Rule 144” shall mean Rule 144 promulgated by the Commission, 17 CFR §230.144.

(s)          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission issued thereunder.

ARTICLE XI
MISCELLANEOUS

11.1         No Inconsistent Agreements. The Company represents and warrants that it is not currently a party to, and covenants that it will not hereafter enter into, any agreement which is inconsistent with, or would otherwise restrict the performance by the Company of, its obligations hereunder.

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11.2         Adjustments Affecting Registrable Securities. The Company will not take any action, or fail to take any action which it may properly take, with respect to its securities if such action or failure to act would materially and adversely affect the ability of the Holders of Registrable Securities to include Registrable Securities in a registration undertaken pursuant to this Agreement.

11.3         Specific Performance. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

11.4         Actions Taken; Amendments and Waivers.

(a)          Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any Holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company and Holders that hold at least 50% of the shares of Registrable Securities held by the Holders party to this Agreement.

(b)          The failure of any party hereto to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(c)          Notwithstanding any provision of this Section 11.4 to the contrary: (i) no amendment to this Agreement that disproportionately affects a Holder (based on the rights of such Holder to the Registrable Securities held by such Holder); and (ii) no extension of the Holdback Expiration Date applicable to a Holder may be effected with such Holder’s consent; provided that Holders that hold at least 50% of the shares of Registrable Securities held by the Holders party to this Agreement may extend any Holdback Expiration Date specified in Section 3.1(a) except that such majority of the Holders may not extend the date specified in Section 3.1(a)(v) by more than 60 days .

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11.5         Successors and Assigns. The rights of a Holder under this Agreement may be transferred or assigned in connection with a transfer of Registrable Securities to (i) any Affiliate of a Holder, (ii) any subsidiary, parent, partner, retired partner, employee, consultant, limited partner, stockholder or member of a Holder, or (iii) any family member or trust for the benefit of any Holder. Notwithstanding the foregoing, such rights may only be transferred or assigned provided that all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws (without regard to Rule 144); (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, assigns or transferees of Registrable Securities. It shall be a condition of any merger, consolidation or other reorganization with or involving another Person and the Company that such Person assume the obligations of the Company under this Agreement.

11.6         Notices.

(a)          All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed (by certified mail, postage prepaid, return receipt requested) or delivered by reputable overnight courier, fee prepaid, to the parties at the following addresses or facsimile numbers:

(i)          If to the Company to:

UBIQUITY, INC.

9801 Research Drive

Irvine, CA 92618

Facsimile No.: (949) 954-1591

Attn.: Christopher Carmichael, Chief Executive Officer

With a copy (which copy shall not constitute notice) to:

Herrick, Feinstein LLP

Two Park Avenue

New York, NY 10016

Facsimile No.: (212) 592-1500

Attn.: Richard M. Morris, Esq.

(ii)         If to any other Holder, to:

The last known address of such Holder on the books and records of the Company;

(b)          All such notices, requests and other communications will (w) if delivered personally to the address as provided in this Section 11.6, be deemed given upon delivery, (x) if delivered by facsimile transmission to the facsimile number as provided in this Section 11.6, be deemed given upon receipt by the sender of confirmation of such transmission, and (y) if delivered by mail in the manner described above to the address as provided in this Section 11.6 upon the earlier of the third Business Day following mailing or upon receipt and (z) if delivered by overnight courier to the address as provided in this Section 11.6, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt, (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 11.6). Any party hereto may from time to time change its address, facsimile number or other information for the purpose of notices to such party by giving notice specifying such change to the other parties hereto in accordance with Section 11.6(a).

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(c)          Notwithstanding the provisions of this Section 11.6 to the contrary, the Company may provide any Progress Report to a Holder or the Holders by posting such information on its website, Facebook page or through any social media or electronic communication and any filing by the Company with the Commission with information that reasonably is the information required to be provided by a Progress Report shall be deemed delivered to each Holder.

11.7         Headings; Certain Conventions. The headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof. Unless the context otherwise expressly requires, all references herein to Articles, Sections and Exhibits are to Articles and Sections of, and Exhibits to, this Agreement. The words “herein,” “hereunder” and “hereof” and words of similar import refer to this Agreement as a whole and not to any particular Section or provision. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. Any reference to “date hereof”, “date of this Agreement”, “date of this amendment” or similar terms shall mean the Effective Date.

11.8         Gender. Whenever the pronouns “he” or “his” are used herein they shall also be deemed to mean “she” or “hers” or “it” or “its” whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

11.9         Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance here from and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

11.10         Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York applicable to a contract executed and performed in such State; provided, however, that any matters herein that are within the purview of the Nevada Revised Statutes, Chapter 78 will be governed by and construed in accordance with such law.

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11.11       Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

11.12       Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Any stockholder that holds shares of Common Stock that is a Restricted Security may become a party to this Agreement and a Holder under this Agreement after the Effective Date by executing a joinder to this Agreement, in a form and substance acceptable to the Company, and delivering it to the Company; provided, that the Company agrees to such stockholder becoming a party to, and a Holder under, this Agreement.

11.13       TERMINATION OF OBLIGATIONS UNDER THIS AGREEMENT. The obligations of each party to this Agreement shall terminate and no longer be effective upon the Holdback Expiration Date; provided, that if the Holdback Expiration Date is the effective date of the registration statement for the Proposed Offering, then the obligations under ARTICLE III that expire by their respective terms after the Holdback Expiration Date shall survive the Holdback Expiration Date.

11.14       Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

11.15       Not a Offer for The Sale of Securities. This Agreement and the documentation referenced in this Agreement does not constitute an offer or any solicitation of an offer for the sale of any securities. Any such sale that involves a public offering may only be made through a prospectus that is included in a registration statement that has been filed with the Securities and Exchange Commission and is effective.

[the next page is the beginning of the signature pages]

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IN WITNESS WHEREOF, each of the undersigned has duly authorized and executed and delivered this Agreement as of the Effective Date (as defined in this Agreement).

THE COMPANY
UBIQUITY, INC.

By:
	Name:	Christopher Carmichael
	Title:	Chief Executive Officer

The signature page of each of the Holders to this Agreement at attached hereto

[Signature page to the Registration Rights Agreement by a Holder]

IN WITNESS WHEREOF, each of the undersigned has duly authorized and executed and delivered this Agreement as of the Effective Date (as defined in this Agreement).

[Print Name of Holder]

(sign here)

Print Name:

Print Title:
(if the Holder is not an individual)

Number of shares of Common Stock
Owned by such Holder:

Form of the

Joinder to the Registration Rights Agreement

THIS JOINDER AGREEMENT (this “Joinder”) to that certain Registration Rights Agreement (the “Agreement”) by and among Ubiquity, Inc., a Nevada corporation (the “Company”), and the holders of shares of common stock of the Company that are a party thereto, dated as of the Effective Date (as defined therein), is made and entered into as of _______________ ____, 2014, by and between the Company and ________________________ (“Holder”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

WHEREAS, Holder is the owner of _______ shares of Common Stock;

WHEREAS, pursuant to the terms of the Agreement, in order to become a party to the Agreement the Holder is required to enter into this Joinder.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

Agreement to be Bound. Holder hereby agrees that upon execution and delivery of this Joinder by the Holder and the Company, the Holder shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto. The Company and Holder hereby acknowledge and agree that Holder shall be a party to the Agreement at 11:59 p.m. on the date of this Joinder.

Successors and Assigns. This Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Holder and its successors and assigns.

Counterparts. This Joinder may be executed in counterparts, and as so executed shall constitute one agreement binding on the Holder and the Company.

Governing Law. This Joinder shall be governed by, and construed in accordance with, the laws and decisions of the State of Nevada, without regard to conflict of law rules applied in such State.

Descriptive Headings. The captions used herein are intended for convenience of reference only, shall not constitute any part of this Joinder and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Joinder.

[THE NEXT PAGE IS THE SIGNATURE PAGE.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Joinder as of the date first above written.

Ubiquity, Inc.,

By:
Name:
Title:

[Print Name of Holder]

(sign here)

Print Name:

Print Title:
(if the Holder is not an individual)

Number of shares of Common Stock
Owned by such Holder:

Exhibit A

Text of NASDAQ Rule 5110(c)

(c) Reverse Mergers

(1) A Company that is formed by a Reverse Merger (a "Reverse Merger Company") shall be eligible to submit an application for initial listing only if the combined entity has, immediately preceding the filing of the initial listing application:

(A)	traded for at least one year in the U.S. over-the-counter market, on another national securities exchange, or on a regulated foreign exchange, following the filing with the Commission or Other Regulatory Authority of all required information about the transaction, including audited financial statements for the combined entity; and

(B)	maintained a closing price of $4 per share or higher for a sustained period of time, but in no event for less than 30 of the most recent 60 trading days.

(2) In addition to satisfying all of Nasdaq's other initial listing requirements, a Reverse Merger Company will only be approved for listing if, at the time of approval, it has:

(A)	timely filed all required periodic financial reports with the Commission or Other Regulatory Authority (Forms 10-Q, 10-K or 20-F) for the prior year, including at least one annual report. The annual report must contain audited financial statements for a full fiscal year commencing after filing the information described in paragraph (1)(A) above; and

(B)	maintained a closing price of $4 per share or higher for a sustained period of time, but in no event for less than 30 of the most recent 60 trading days prior to approval.

(3) A Reverse Merger Company will not be subject to the requirements of this Rule 5110(c) if, in connection with its listing, it completes a firm commitment underwritten public offering where the gross proceeds to the Reverse Merger Company will be at least $40 million. In addition, a Reverse Merger Company will no longer be subject to the requirements of this Rule 5110(c) once it has satisfied the one-year trading requirement contained in paragraph (1)(A) above and has filed at least four annual reports with the Commission or Other Regulatory Authority containing all required audited financial statements for a full fiscal year commencing after filing the information described in that paragraph. In either case described in this paragraph (3), the Reverse Merger Company must satisfy all applicable requirements for initial listing, including the minimum price requirement and the requirement contained in Rule 5210(e) that the Company not be delinquent in its filing obligation with the Commission or Other Regulatory Authority.

Adopted March 12, 2009 (SR-NASDAQ-2009-018); amended June 16, 2009 (SR-NASDAQ-2009-052); amended Nov. 8, 2011 (SR-NASDAQ-2011-073).